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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): March 15, 1999
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                          ISLE OF CAPRI CASINOS, INC.
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              (Exact name of Registrant as specified in charter)

                                   Delaware
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                (State or other jurisdiction of incorporation)


              0-20538                         41-1659606
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     (Commission File Number)            (IRS Employer Identification No.)


   711 Washington Loop, Second Floor, Biloxi, Mississippi               39530
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                   (Address of principal executive offices)           (Zip Code)

                                 (228) 436-7000
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              (Registrant's telephone number, including area code)


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         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

     On March 15, 1999, Isle of Capri Casinos, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.  EXHIBIT

     99.1 Press Release dated March 15, 1999.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ISLE OF CAPRI CASINOS, INC.


Date: March 15, 1999                By:    /s/ Allan B. Solomon
                                           -----------------------------
                                    Name:  Allan B. Solomon
                                    Title: Executive Vice President, Secretary
                                           and General Counsel



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                                 EXHIBIT INDEX
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 Exhibit No.                 Exhibit
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    99.1       Press Release dated March 15, 1999.

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